Exhibit 99.1

Marine Thinking to Become a Publicly Traded Company on NASDAQ via Combination with Eureka Acquisition Corp.

New York, November 3, 2025 (GLOBE NEWSWIRE) — Marine Thinking Inc. (“Marine Thinking”), a physical AI technology company transforming the marine industry with autonomous ship and fleet solutions, and Eureka Acquisition Corp. (NASDAQ: EURK) (“Eureka”), a publicly traded special purpose acquisition company (“SPAC”), today announced a definitive business combination agreement (the “Business Combination Agreement”) that will result in Marine Thinking becoming a publicly traded company. Upon completion of the business combination of Marine Thinking and Eureka and related transactions pursuant to the Business Combination Agreement (the “Proposed Transaction”), the combined company (the “Combined Company”) will be renamed “Marine Thinking Holdings Inc.” and listed on The NASDAQ Stock Market LLC (“NASDAQ”). The Proposed Transaction will have a potential pre-money valuation of approximately $130 million at closing.

Marine Thinking continues to focus on transforming the marine industry with its autonomous ship navigation technology based on physical AI. By providing low-cost and easy-to-assemble unmanned sailing technology, existing shipbuilders can quickly transform into autonomous ship manufacturers, thereby popularizing the application of unmanned ferries, river freight, water surveys, rescue and even defense, and ultimately solving the practical problem of the growing shortage of seafarers. After eight years of unremitting efforts, Marine Thinking has grown into Canada's leading autonomous ship and fleet solution provider, and has been selected to undertake many important unmanned vessel-related innovation R&D projects by several Canada federal government and other organizations such as Innovative Solutions Canada, Fisheries and Oceans Canada, National Research Council Canada, National Resource Canada, Transport Canada, Defence Research and Development Canada, Sustainable Development Technology Canada and Canada’s Ocean Supercluster. Marine Thinking has now begun to apply its accumulated achievements to the civilian sectors, and its autonomous solutions have been applied in multiple marine industry fields in more than a dozen countries

The closing of the Proposed Transaction is subject to customary closing conditions, including regulatory and shareholder approvals.

Lishao Wang, Founder and Chairman of Marine Thinking, commented: “Our eight years of innovation in autonomous vessel technology have been strengthened by the invaluable support of many departments of the Federal Government of Canada. We also appreciate the long-term incubation, help and support from our partners in Halifax including COVE, The PIER Halifax, VOLTA, Atlantic Canada Opportunities Agency and others. As we move forward as a public company, we remain dedicated to advancing unmanned marine technologies that drive commercial growth and global impact. I believe that our persistent and honest efforts are the best way to repay those who have helped us.”

Patrick Sapphire, incoming Chairman of Marine Thinking and cornerstone investor at Principle Capital Partners Corp., added: “Our early investment was driven by confidence in the team’s vision and the clear momentum toward AI-driven, unmanned solutions in the marine industry. We are proud of what has been achieved so far and have strong confidence in our team’s ability to deliver exceptional growth going forward.”

“I am thrilled to announce our business combination with Marine Thinking, a leader in physical AI technology transforming sustainable marine operations. We believe this partnership will accelerate innovation in ocean technology, empowering advancements in aquaculture and environmental stewardship while creating value for our stakeholders.” said Eric Zhang, the Chairman and CEO of Eureka. Once the merger is completed, Eric Zhang will be a member of the Combined Company’s board of directors.

Transaction Overview

Upon the closing of the Proposed Transaction, the Combined Company will be named Marine Thinking Holdings Inc. and will be listed on NASDAQ.

Pursuant to the Business Combination Agreement, Eureka will combine with Marine Thinking and pay an aggregate consideration of $130 million in Eureka shares, to be paid to Marine Thinking’s shareholders at the closing.

The Boards of Directors of Marine Thinking and Eureka have unanimously approved the Proposed Transaction, which remains subject to approval by the shareholders of both parties, to the satisfaction of the conditions stated in the Business Combination Agreement and other customary closing conditions, including that the U.S. Securities and Exchange Commission (the “SEC”) completes its review of the registration statement on Form S-4 and the proxy statement/prospectus contained therein, the receipt of certain Canadian regulatory approvals, and the approval by NASDAQ to list the securities of the Combined Company.

Additional information about the Proposed Transaction, including a copy of the Business Combination Agreement, will be provided in a Current Report on Form 8-K to be filed by Eureka with the SEC and will be available at www.sec.gov.

Advisors

DLA Piper UK LLP and DLA Piper (Canada) LLP are acting as legal advisors to Eureka, while Loeb & Loeb LLP is acting as U.S. legal advisor and Kuo Securities Law is acting as Canadian legal advisor to Marine Thinking in connection with the Proposed Transaction.

About Marine Thinking

Marine Thinking is an autonomous ship and fleet solution providing company. More information about Marine Thinking is available on its website at www.marinethinking.com.

About Eureka Acquisition Corp. (NASDAQ: EURK)

Eureka Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Additional Information and Where to Find It

For additional information on the Proposed Transaction, see Eureka’s Current Report on Form 8-K, which will be filed concurrently with this press release. In connection with the Proposed Transaction, Eureka intends to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a proxy statement/prospectus of Eureka, and will file other documents regarding the Proposed Transaction with the SEC. Eureka’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the Proposed Transaction, as these materials will contain important information about Marine Thinking, Eureka and the Proposed Transaction. Promptly after the Form S-4 is declared effective by the SEC, Eureka will provide the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the business combination and other proposals set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and shareholders of Eureka are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the Proposed Transaction. The documents filed by Eureka with the SEC may be obtained free of charge at the SEC's website at www.sec.gov.

This communication does not constitute, and should not be construed to be, a proxy statement or the solicitation of a proxy, a solicitation of any vote or approval, consent or authorization with respect to any securities or in respect of the Proposed Transaction described herein and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation

Eureka and its directors and executive officers may be deemed participants in the solicitation of proxies from its shareholders with respect to the Proposed Transaction. A list of the names of those directors and executive officers and a description of their interests in Eureka will be included in the proxy statement/prospectus for the Proposed Transaction when available at www.sec.gov. Information about Eureka’s directors and executive officers and their ownership of Eureka shares is set forth in Eureka’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024, filed on with the SEC December 26, 2024. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the Proposed Transaction when it becomes available. These documents can be obtained free of charge from the source indicated above.

Marine Thinking and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Eureka in connection with the Proposed Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Proposed Transaction will be included in the proxy statement/prospectus for the Proposed Transaction.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will,” “are expected to,” “is anticipated,” “estimated,” “believe,” “could,” “intend,” “may,” “might,” “plan,” “projection,” “pro forma,” “should,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Marine Thinking’s industry and market sizes, future opportunities for Marine Thinking and Eureka, Marine Thinking’s estimated future results and the Proposed Transaction between Eureka and Marine Thinking, including pro forma market capitalization, pro forma revenue, the expected transaction and ownership structure and the likelihood, timing and ability of the parties to successfully consummate the Proposed Transaction. Such forward-looking statements are based upon the current beliefs and expectations of Eureka’s and Marine Thinking’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond Eureka’s or Marine Thinking’s control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements. All subsequent written and oral forward-looking statements concerning Marine Thinking and Eureka or the Combined Company, the transactions described herein, or other matters and attributable to Marine Thinking and Eureka or the Combined Company, or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Except as required by law, Eureka and Marine Thinking do not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Contacts

Marine Thinking Inc.

Patrick.sapphire@marinethinking.com

Eureka Acquisition Corp.

Eric Zhang

Chairman and Chief Executive Officer

Eric.zhang@herculescapital.group

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